Exhibit 99.1

Crescent Capital BDC, Inc. To Acquire First Eagle Alternative Capital BDC, Inc.

LOS ANGELES, CA & BOSTON, MA, October 4, 2022 — Crescent Capital BDC, Inc. (“Crescent BDC” or the “Company”) (NASDAQ: CCAP) and First Eagle Alternative Capital BDC, Inc. (“First Eagle BDC”) (NASDAQ: FCRD) announced today that they have entered into a definitive merger agreement (the “Merger Agreement”) under which Crescent BDC will acquire First Eagle BDC (the “Transaction”). The combined company, which will remain externally managed by Crescent Cap Advisors, LLC, a subsidiary of Crescent Capital Group (“Crescent”), is expected to have approximately $1.6 billion of investments on a pro forma basis. The boards of directors of both companies, the independent directors of First Eagle BDC and the independent directors of Crescent BDC have approved the Transaction, which is expected to close as early as the fourth quarter of 2022.

Under the terms of the Merger Agreement, First Eagle BDC stockholders are expected to receive a combination of (i) Crescent BDC shares valued at 100% of Crescent BDC’s net asset value per share at the time of closing of the transaction in an aggregate number equal to First Eagle BDC’s net asset value at closing, up to a maximum of 19.99% of outstanding Crescent BDC shares at the time of the closing (“Share Issuance Cap”); (ii) cash from Crescent BDC for any amounts not paid in Crescent BDC shares due to the Share Issuance Cap; and (iii) an additional cash payment from Crescent Cap Advisors, LLC of $35 million in aggregate, or approximately $1.17 per share of First Eagle BDC stock. The exchange ratio for the stock component of the merger consideration and the amount of cash from Crescent BDC pursuant to clauses (i) and (ii) in the foregoing sentence will be determined by the respective net asset values of Crescent BDC and First Eagle BDC at the time of closing. In addition, First Eagle BDC stockholders may make an election to receive the portion of the merger consideration paid by Crescent BDC pursuant to such clauses (i) and (ii) in either Crescent BDC shares or in cash, subject to pro rata cut backs such that the aggregate amount of shared issued and cash paid by Crescent BDC are equal to the amounts described in such clauses (i) and (ii).

Assuming a transaction based on respective June 30, 2022 net asset values for Crescent BDC ($639.2 million, or $20.69 per share) and First Eagle BDC ($158.7 million, or $5.30 per share), taking into account certain estimated transaction expenses and post-closing adjustments and subject to the election mechanics described in the foregoing paragraph, First Eagle BDC stockholders would have received (i) $0.62 per share in cash from Crescent BDC; (ii) 0.2063x shares of Crescent BDC common stock for each share of First Eagle BDC common stock, resulting in approximately 6.2 million newly issued Crescent BDC shares; and (iii) $1.17 per share in cash from Crescent Cap Advisors, LLC. In aggregate, total consideration based on respective June 30, 2022 net asset values of Crescent BDC and First Eagle BDC represents approximately $180.1 million or $6.02 per First Eagle BDC share, representing a premium of 14% to First Eagle BDC’s net asset value per share of $5.30. On a market value basis, based on the closing stock price of Crescent BDC common stock on October 3, 2022 ($14.89 per share), the Transaction represents total consideration for First Eagle BDC stockholders of approximately $145.6 million or $4.86 per share, representing a 66% premium to the closing stock price of First Eagle BDC common stock on October 3, 2022. Following the Transaction, and assuming June 30, 2022 net asset values, Crescent BDC’s pro forma equity base is expected to be approximately $758 million and Crescent BDC stockholders and First Eagle BDC stockholders are expected to own approximately 83% and 17%, respectively, of the combined company.

In addition, Sun Life, which owns a majority interest in Crescent, has committed to provide secondary-market support and will purchase $20 million of the combined company’s common stock via a share purchase program over time following the consummation of the Transaction.

In connection with the closing of the proposed Transaction, First Eagle BDC’s 5.00% senior unsecured notes due May 25, 2026 are expected to remain outstanding and will be assumed by a subsidiary of Crescent BDC.

Crescent BDC believes that the increased size and scale of the combined company will create numerous strategic and financial benefits to stockholders and will position the combined company to capitalize on favorable market conditions. Including the financial support provided by Crescent and Sun Life, it is anticipated that the combination will provide the following benefits:

•	NII Accretion: Combination is expected to provide immediate adjusted net investment income accretion;

•	Crescent BDC Share Liquidity: Pro forma trading liquidity profile after closing as implied by the public BDC peer set suggests a meaningful increase in Crescent BDC’s average daily trading volume;

•	Expansive and Diversified Portfolio: The combined portfolio is expected to have 208 portfolio companies with top 10 companies representing approximately 16% of the portfolio on a pro forma basis;

•	Financial Flexibility: The combined entity is expected to achieve greater business resilience and financial flexibility through enhanced access to debt capital markets; and

•	Reduced Operating Expenses: Over $5 million of identified annual expense synergies associated with the combination driven by redundant general & administrative expenses across two platforms.

“We are very excited to announce that we have entered into an agreement to purchase First Eagle BDC. We expect this combination will be accretive to core earnings and provide many financial and strategic benefits to our stockholders as we further enhance our scale and position,” said Jason Breaux, President and Chief Executive Officer of Crescent BDC. “Similar to the strategy we successfully utilized in our acquisition of Alcentra Capital in 2020, we plan to leverage our robust origination platform to selectively rotate legacy First Eagle BDC’s portfolio into Crescent directly originated investments over time. We are confident in our ability to maximize long-term value for both Crescent BDC and First Eagle BDC stockholders.”

“For over 30 years, we have differentiated ourselves in the marketplace, strategically growing our asset base across multiple economic and business cycles to be more effective and relevant to our clients, both our investors and the private equity community whose companies we finance,” commented Jean-Marc Chapus and Mark Attanasio, Co-Founders and Managing Partners of Crescent. “The growing demand for capital from middle market borrowers has created an even greater need for flexible capital providers like us, and we believe the addition of First Eagle BDC further augments our relevance in the market.”

“We are excited to have entered into this mutually beneficial combination with Crescent BDC,” commented Chris Flynn, Chief Executive Officer of First Eagle BDC. “We believe unifying these complementary portfolios to form a larger-scale BDC with increased investment capacity and portfolio diversification will offer stockholders a strong platform for long-term growth. This transaction will also enable First Eagle Alternative Credit to focus our resources on deploying capital for our direct lending strategy where we have strong momentum.”

First Eagle Investment Management LLC, which accounts for an approximately 17% ownership interest in First Eagle BDC, has entered into a voting agreement that requires it to vote its First Eagle BDC shares in favor of the Transaction subject to the terms of such agreement.

Consummation of the Transaction is subject to First Eagle BDC stockholder approval, customary regulatory approvals and other customary closing conditions.

Wells Fargo Securities served as sole financial advisor and Kirkland & Ellis LLP served as legal counsel to Crescent BDC. Keefe, Bruyette and Woods (KBW), A Stifel Company, served as financial advisor and Simpson Thacher & Bartlett LLP served as legal counsel to First Eagle BDC.

Conference Call to Discuss the Transaction

Crescent BDC has scheduled a conference call to discuss the Transaction for Tuesday, October 4, 2022 at 4:15 p.m. (Eastern Time).

To listen to the call via telephone, please register here to receive the dial-in number along with a unique PIN number that is required to access the call. Those interested in participating via webcast in listen-only mode can access the event on the Investor Relations section of Crescent BDC’s website at www.crescentbdc.com. Please visit the website to test your connection before the webcast. An archived replay will be available via a webcast link located on the Investor Relations section of Crescent BDC’s website.

A copy of the presentation that will be discussed during the call is available on the Events & Presentations page of the Investor Relations section of Crescent BDC’s website at https://www.crescentbdc.com/investor-relations/events-presentations.

Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between Crescent BDC and First Eagle BDC pursuant to the Merger Agreement dated October 3, 2022, by and among Crescent BDC, First Eagle BDC, Crescent Cap Advisors, LLC and two wholly-owned subsidiaries of Crescent BDC. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of First Eagle BDC may not be obtained; (2) the risk that the mergers or other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by Crescent BDC and First Eagle BDC or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) uncertainty with respect to the trading levels of shares of the combined company’s common stock on NASDAQ; (6) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Crescent BDC and First Eagle BDC; (7) the ability of the combined company to implement its business strategy; (8) difficulties and delays in achieving synergies and cost savings of the combined company; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the Merger Agreement; (11) the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in laws or regulations or interpretations of current laws and regulations that would impact Crescent BDC’s classification as a business development company; and (14) changes in general economic and/or industry specific conditions. Some of these factors are enumerated in the filings Crescent BDC and First Eagle BDC have made with the Securities and Exchange Commission (the “SEC”), and will be contained in the materials Crescent BDC and First Eagle BDC will file with the SEC in connection with the proposed transactions under the Merger Agreement, including Crescent BDC’s registration statement on Form N-14 (the “Registration Statement”), which will include First Eagle BDC’s proxy statement on Schedule 14A that also constitutes a prospectus of Crescent BDC (the “Proxy Statement/Prospectus”).

The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, neither Crescent BDC nor First Eagle BDC undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or development, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving Crescent BDC and First Eagle BDC, along with related proposals for which First Eagle BDC stockholder approval will be sought (the “Proposals”). In connection with the proposed transaction, including the Proposals, Crescent BDC and First Eagle BDC, as applicable, will file relevant materials with the SEC, including the Registration Statement and the Proxy Statement/Prospectus. The Registration Statement and Proxy Statement/Prospectus will each contain important information about Crescent BDC, First Eagle BDC, the proposed transaction, the Proposals and related matters. INVESTORS AND SECURITY HOLDERS OF FIRST EAGLE BDC ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CRESCENT BDC, FIRST EAGLE BDC, THE PROPOSED TRANSACTION, THE PROPOSALS AND RELATED MATTERS. Investors and security holders will be able to obtain the Registration Statement, the Proxy Statement/Prospectus and other documents filed with the SEC by Crescent BDC or First Eagle BDC, as applicable, free of charge, from the SEC’s website at www.sec.gov or, for documents filed by Crescent BDC, from Crescent BDC’s website at https://www.crescentbdc.com and for documents filed by First Eagle BDC, from First Eagle BDC’s website at www.firsteagle.com/FEACBDC. Investors and security holders may also obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and other documents filed with the SEC from Crescent BDC by contacting Crescent BDC’s Investor Relations Department at bdcir@crescentcap.com or from First Eagle BDC by contacting First Eagle BDC’s Investor Relations Department at FEAC.IR@firsteagle.com.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, Crescent BDC, First Eagle BDC, and their respective directors and executive officers, other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information regarding Crescent BDC’s directors and executive officers is available in its definitive proxy statement for its 2022 annual meeting of stockholders filed with the SEC on March 29, 2022. Information regarding First Eagle BDC’s directors and executive officers is available in its definitive proxy statement for its 2022 annual meeting of stockholders filed with the SEC on April 26, 2022. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in Crescent BDC’s 2022 proxy statement and First Eagle BDC’s 2022 proxy statements, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and the Proxy Statement/Prospectus when such documents become available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Proposals or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About Crescent BDC

Crescent BDC is a business development company that seeks to maximize the total return of its stockholders in the form of current income and capital appreciation by providing capital solutions to middle market companies with sound business fundamentals and strong growth prospects. Crescent BDC utilizes the extensive experience, origination capabilities and disciplined investment process of Crescent. Crescent BDC is externally managed by Crescent Cap Advisors, LLC, a subsidiary of Crescent. Crescent BDC has elected to be regulated as a business development company under the Investment Company Act of 1940. For more information about Crescent BDC, visit www.crescentbdc.com. However, the contents of such website are not and should not be deemed to be incorporated by reference herein.

About Crescent Capital Group

Crescent is a global credit investment manager with over $39 billion of assets under management. For over 30 years, the firm has focused on below investment grade credit through strategies that invest in marketable and privately originated debt securities including senior bank loans, high yield bonds, as well as private senior, unitranche and junior debt securities. Crescent is headquartered in Los Angeles with offices in New York, Boston, Chicago and London with more than 200 employees globally. Crescent is a part of SLC Management, the institutional alternatives and traditional asset management business of Sun Life. For more information about Crescent, visit www.crescentcap.com. However, the contents of such website are not and should not be deemed to be incorporated by reference herein.

About First Eagle Alternative Capital BDC, Inc.

First Eagle Alternative Capital BDC, Inc. is a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. The Company’s investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. The Company is a direct lender to middle market companies and invests primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, the Company also makes second lien secured loans and subordinated or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or other similar securities and direct equity co-investments. The Company targets investments primarily in middle market companies with annual EBITDA generally between $5 million and $25 million. The Company is headquartered in Boston, with additional origination teams in Chicago, Dallas, Los Angeles and New York. The Company’s investment activities are managed by First Eagle Alternative Credit, LLC (the “Advisor” or the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940. For more information, please visit www.feac.com.

Contacts:

Crescent BDC

Daniel McMahon

daniel.mcmahon@crescentcap.com

212-364-0149

First Eagle BDC

Leigh Crosby

leigh.crosby@firsteagle.com

617-790-6060